UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 8, 2015 (April 30, 2015)

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MINERCO RESOURCES, INC.
(Exact name of registrant as specified in its charter)

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NEVADA	333-156059	27-2636716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Bering Drive
Suite 201
Houston, TX 77057
(Address of principal executive offices, including zip code.)

(888) 473-5150
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On April 30, 2015, the Company entered into Exchange Agreement with Ann Powers whereby the Company issued 431 shares of Series B Preferred in exchange for forgiveness of $4,300.27 in accrued dividends earned through April 30, 2015.

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement, attached as Exhibit 10.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.
On April 30, 2015, the Company entered into Exchange Agreement with John Powers whereby the Company issued 3,869 shares of Series B Preferred in exchange for forgiveness of $38,682.74 in accrued dividends earned through April 30, 2015.

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement, attached as Exhibit 10.3 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.
On April 30, 2015, the Company entered into Exchange Agreement with LOMA Management Partners, LLC whereby the Company issued 2,788 shares of Series B Preferred in exchange for forgiveness of $27,879.45 in accrued dividends earned through April 30, 2015.

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement, attached as Exhibit 10.4 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.
On April 30, 2015, the Company entered into Exchange Agreement with MSF International Inc. whereby the Company issued 15,195 shares of Series B Preferred in exchange for forgiveness of $151,943.01 in accrued dividends earned through April 30, 2015.

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement, attached as Exhibit 10.5 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.
On April 30, 2015, the Company entered into Exchange Agreement with V. Scott Vanis, our Chief Executive Officer and Chairman of the Board of Directors whereby the Company issued 7,526 shares of Series B Preferred in exchange for forgiveness of $75,254.79 in accrued dividends earned through April 30, 2015.

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement, attached as Exhibit 10.6 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On May 5, 2015, effective April 30, 2015, the Company entered into a Securities Purchase Agreement (the "Agreement") with MSF International, Inc. a Belize corporation (the "Purchaser") for the sale to the Purchaser of all the Company's rights and title and interest in its (i) Chiligatoro Hydro-Electric Project and its earned interest therein; (ii) Iscan Hydro-Electric Project and its 10% royalty interest therein; and (iii) its Syab Wind Project and its 6% royalty interest therein (the “Assets”) .
The purchase price shall consist of the assumption of Thirty Two Thousand Six Hundred Forty-two US Dollars ($32,642) of certain accounts payable of the Company and a note in the principal amount of Six Hundred Eighty Two Thousand Eight Hundred Fifty US Dollars ($682,850) Dollars, accruing interest at a rate of 5% per annum, with interest payable quarterly commencing September 1, 2015 and the principal balance thereof and accrued and unpaid interest due and payable twelve (12) months after the date of its closing.

The foregoing description of the Securities Purchase Agreement is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, attached as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS, FINANCIAL STATEMENT SCHEDULES

Incorporated by reference
Exhibit	Document Description	Form	Date	Number	Filed herewith
10.1	Securities Purchase Agreement				X
10.2	Exchange Agreement, Ann Powers				X
10.3	Exchange Agreement, John Powers				X
10.4	Exchange Agreement, LOMA Management Partners, LLC				X
10.5	Exchange Agreement, MSF International Inc.				X
10.6	Exchange Agreement, Vanis				X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MINERCO RESOURCES, INC.

5/8/2015	By:	/s/ V. Scott Vanis